Spine Pain Management Inc. (Symbol-SPIN)
LD Micro Conference
December 8, 2011

Speakers today in order of appearance will be:

Dr. William F. Donovan, CEO

John Talamas, COO

Gary M. Giblen, Director of Strategic Development, Finance & Communications

Disclaimer

Forward-Looking Statements: This presentation includes forward-looking statements as determined by the U.S. Securities and Exchange Commission (the "SEC"). All statements, other than statements of historical facts, included in this presentation that address activities, events, or developments that the company believes or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations, healthcare services demands, changes in healthcare practices, government regulation, and other factors over which the company has little or no control. The company does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the warnings and cautionary statements contained in the company's recent filings with the SEC.

SPIN: A Big Win-Win for All Stakeholders

Doctors:

- Broaden patient base, perform SPIN and potentially non-Spin procedures
- Get immediate payment vs. 3-15 month wait for traditional insurer
- Eliminate uncertainty as to payment amount
- Enables docs to optimize diagnosis and treatment

Patients:

- Get appropriate, necessary and reasonable treatment without delays
- Minimize pain while optimizing outcomes
- Streamline case settlement by getting correct diagnosis and treatment

Investors:

- Participate in under-perceived profitable growth story
- Access a very recession-resistant business

Anatomy Of A Typical Case



Patient
Months
1
2
3
4
5
6
7
8
9
10
11
12
13-18
Attorney Retained
PT With Chiro Etc.
MRI & Init. Diagnosis
Meets Spine Surgeon
Diag. NB Injection
SPIN Funds
Procedure Is Billed CPT $5,500 Per Injection
Report To Attorney
Perk Disk Decomp
Procedure Is Billed CPT $25,500 Per Injection
SPIN Waits For Settlement
SPIN Start to Payment
1
2
3
4
5
6
7
8-13

SpinePain

42% of Cases Settle Within 12 months

Q3 Revs Up Over 100%*


Q3 Year Over Year Revenue Comparison
2011
Gross Billed Revenues
3,294,928
2010
Gross Billed Revenues
1,606,757
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Revenues
$856,097
Net Revenues
$1,770,508
Net Revenues
Gross Billed Revenues

* Refer To 10Q For Definition of Net & Gross Revenues

SpinePain Management Incorporated

Accelerating Procedure, Case Growth Rate


2011 3 Quarters Cumulative Procedure & Case Growth
3000
2500
2000
1500
1000
500
0
1106
739
1362
+23%
906
+23%
1826
+34%
1171
+30%
2548
+40%
1506
+29%
Yr End 2010
Q1 11
Q2 11
Q3 11

SpinePain Management Incorporated

Accelerating Procedure, Case 2011 By Quarter


2011 Procedures & Case Per Quarter
800
700
600
500
400
300
200
100
0
256
167
464
265
722
335
Q1 11
Q2 11
Q3 11

Spine Pain
Management Incorporated

Q3 Net Income Up 170%


Net Income Year over Year
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Q3 2010
$267,891
Q3 2011
$723,115

EPS $.04 Per Share vs. $0.02

SpinePain Management Incorporated

Top and Bottom Line Growing Rapidly and Steadily



3,500
3,000
2,500
2,000
1,500
1,000
500
-
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Gross Revenues
Net Revenues
Net Income
Net Income Ex – One Time Charge of 310K and one time gain of $131K

SpinePain Management Incorporated

Guidance Just Introduced Reflecting Strong Growth

FY2012: $11.5-12.0m revs (net), $0.30-0.35 EPS

Based on several conservative assumptions
--A/R collection is modeled to accelerate sequentially, but at a lesser rate than the projected increases in total A/R

For every $1m of external pure debt financing raised, we can generate, on a full year basis, approximately $2.5m of net revenue and $0.08 per share in EPS.

We are currently in active discussions with several financing sources, although there can be no guarantee of closing of such a transaction.

Investment Considerations

<u>Proven Concept, Simple Roll-Out Story</u>

Mid-2009 flagship center successful, and being rapidly and smoothly replicated; co. profitable since SPIN model implemented despite aggressive expansion

<u>Highly Qualified Management</u>

--CEO/Co-Founder: Dr. William Donovan a prominent board-certified orthopedic surgeon with prior track record in early stage public companies

--COO/Co-Founder: John Talamas has 10+ yrs marketing for docs and attorneys treating personal injury cases; also entrepreneurial background

<u>Rare Combination of Sustainable High Growth and High Profit</u>

--Deep-seated structural impetus for docs to seek SPIN services

--Virtually recession-proof business

--Minimal SG&A add-on needed=very scalable

<u>investor-Oriented</u>

--Hired Wall Street research professional for IR, outreach

--Significant insider buying

Billings Are Growing Rapidly, at Significant Level Per Share



2011 Accounts Receivables Net & Gross (Total Billings Outstanding)
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
$3,403,223
$7,090,048
$4,237,842
$8,828,838
$5,497,262
$11,452,629
Q1 11
Q2 11
Q3 11

Net billings outstanding at Q3 = $0.31 per share

Collection Experience Has Been Strong

SpinePain Management Incorporated

Primary Investor Contact

Gary M. Giblen
Director of Strategic Development, Finance and Communications
ggiblen@spinepaininc.com
(203) 324-2022

http://www.spinepaininc.com

SpinePain Management Incorporated

Thank You…

Don't hesitate to call or drop us an email with any questions you may still have.

If you are ever in Houston, give us a call and come by for a visit; we are only ½ hour from either airport

Our Address is: 5225 Katy Fwy # 600
Houston, TX 77007-2211



http://www.spinepaininc.com

SpinePain
Management Incorporated